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AMENDMENT AGREEMENT NO. 4 AND CONSENT

    AMENDMENT AGREEMENT NO. 4 AND CONSENT, effective as of May 31, 2001 (this "Amendment"), to the AMENDED AND RESTATED CREDIT AGREEMENT, dated as of March 31, 2000 (as heretofore amended and as may be further amended, modified or supplemented from time to time the "Credit Agreement"), among GENTLE DENTAL SERVICE CORPORATION, a Washington corporation ("Dental Service"), GENTLE DENTAL MANAGEMENT, INC., a Delaware corporation ("Dental Management") and DENTAL CARE ALLIANCE, INC., a Delaware corporation ("DCA"; DCA, Dental Service and Dental Management, each a "Borrower" and collectively, the "Borrowers"), the Guarantors named therein, the financial institutions from time to time party thereto (collectively, the "Lenders"), UNION BANK OF CALIFORNIA, N.A., as administrative agent for the Lenders (in such capacity, the "Administrative Agent"), and THE CHASE MANHATTAN BANK ("Chase"), as syndication agent for the Lenders (in such capacity, the "Syndication Agent").

    WHEREAS, the Borrowers have requested that the Lenders consent, and the Lenders have agreed to consent, to (i) the sale of the outstanding capital stock of DCA, assets used by, or solely in the operation and management of, (x) DCA (including, without limitation, the management relationships between DCA and the dental practices set forth on Exhibit A hereto) and (y) the dental practices set forth on Exhibit B hereto (the "DentalCo Dental Practices") and certain other assets and contracts related to the DentalCo Dental Practices, pursuant to a Purchase Agreement dated April 17, 2001 (the "Purchase Agreement") by and among MON Acquisition Corp. (the "Purchaser"), Holdings, Dental Service and DentalCo Management Services of Maryland, Inc., and the grant of a non-exclusive license to use the registered service mark GENTLE DENTAL (U.S. Reg. No. 1,214,461) pursuant to a License Agreement, dated May 31, 2001, by and between Dental Service and the Purchaser (the "DCA Disposition") and (ii) in connection with the DCA Disposition, the release of DCA as a Borrower under the Credit Agreement, the release of subsidiaries of DCA as Guarantors and the release of Liens on assets sold pursuant to the DCA Disposition;

    WHEREAS, the Borrowers have requested that the Lenders amend, and the Lenders have agreed to amend, the Credit Agreement in certain respects;

    WHEREAS, the Borrowers have requested that the Lenders consent, and the Lenders have agreed to consent, to the dissolution of Gentle Dental of Irvine, Inc., Gentle Dental Legacy, Inc., GMS Dental Group Management of Hawaii, Inc. and GDSC of Piedmont, Inc. (each a "Dissolving Company" and collectively, the "Dissolving Companies");

    WHEREAS, effective as of May 15, 2001, the Lenders and the Borrowers entered into the Consent to Naismith Disposition and Annapolis/Cross Keys Disposition, wherein the Lenders, among other things, consented to the sale of assets of Dental Management that are used in the operations of the Affiliated Dental Practice conducted by Burns Dental Corporation under the name Naismith Dental Group to Naismith Dental Corporation ("NDC"; with such sale being herein referred to as the "Naismith Disposition"; the DCA Disposition and the Naismith Disposition each being herein referred to as a "Disposition" and collectively, the "Dispositions");

    WHEREAS, Villanova LLC ("Villanova") will replace NDC as the purchaser in the Naismith Disposition; and

    WHEREAS, the Borrowers have requested that the Lenders consent, and the Lenders have agreed to consent, to extend the time for consummating the Naismith Disposition;

    NOW, THEREFORE, the Borrowers, the Guarantors, the Lenders, the Administrative Agent and the Syndication Agent hereby agree as follows:

SECTION 1. CAPITALIZED TERMS. Capitalized terms used herein and not defined shall have the respective meanings assigned to such terms in the Credit Agreement.

SECTION 2. AMENDMENTS TO THE CREDIT AGREEMENT. Upon the fulfillment of the conditions set forth in Section 5 hereof, the Credit Agreement is hereby amended as follows:

    2.1 DEFINITIONS. Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions:

    "DCA Closing Date" means the effective date of the DCA Disposition.

    "DCA Disposition" shall mean the sale of outstanding capital stock of DCA, assets used by, or solely in the operation and management of, DCA and the dental practices listed in the Purchase Agreement referred to below and certain other assets and contracts, pursuant to a Purchase Agreement dated April 17, 2001 by and among MON Acquisition Corp., Holdings, Dental Service and DentalCo Management Services of Maryland, Inc.

    2.2 AFFIRMATIVE COVENANTS. Section 6.16 of the Credit Agreement is hereby amended to read in full as follows.

      SECTION 6.16 Life Insurance. Maintain in full force and effect, at all times, the key man life insurance policy on Michael Fiore which has been assigned to the Administrative Agent for its own benefit and for the benefit of the Lenders pursuant to the Assignment of Life Insurance.'

    2.3 NEGATIVE COVENANTS. A Section 7.08 of the Credit Agreement is hereby amended, effective on the DCA Closing Date, to read in full as follows:

      SECTION 7.08 Cash Flow. Permit Cash Flow at the end of the fiscal quarter ended March 31, 2001, the two fiscal quarter period ending June 30, 2001, the three fiscal quarter period ending September 30, 2001 and any four fiscal quarter period ending thereafter to be less than the amounts shown below opposite such quarter end date:

Quarter Ending	Cash Flow
March 31, 2001	$4,500,000
June 30, 2001	9,100,000
September 30, 2001	15,900,000
December 31, 2001	21,100,000
March 31, 2002	21,100,000
June 30, 2002	21,400,000
September 30, 2002	21,700,000
December 31, 2002	22,300,000
March 31, 2003	22,600,000
June 30, 2003 and thereafter	22,900,000

    B.  Section 7.09 of the Credit Agreement is hereby amended, effective on the DCA Closing Date, to read in full as follows:

      SECTION 7.09 Leverage Ratio. Permit the Leverage Ratio of Holdings and its subsidiaries (on a Consolidated basis) at the end of any fiscal quarter to be greater than:

Quarter Ending	Ratio
March 31, 2001	3.20:1.00
June 30, 2001	3.20:1.00
September 30, 2001	3.20:1.00
December 31, 2001	3.20:1.00
March 31, 2002	3.30:1.00
June 30, 2002	3.10:1.00
September 30, 2002	2.80:1.00
December 31, 2002	2.40:1.00
March 31, 2003	2.15:1.00
June 30, 2003 and thereafter	1.90:1.00

    C.  Section 7.10 of the Credit Agreement is hereby amended, effective on the DCA Closing Date, to read in full as follows:

      SECTION 7.10 Liquidity. Permit the sum of (i) the undrawn Revolving Credit Commitments under this Agreement and the undrawn Revolving Credit Commitments under the 1999 Credit Agreement (as such term is defined in the 1999 Credit Agreement) plus (ii) unused commitments under new debt financing ranked junior to the Obligations and junior to the 1999 Obligations plus (iii) cash on hand of the Borrowers, Holdings and other Guarantors on deposit with the Administrative Agent or subject to blocked account agreements, on the last day of each month shown below, to be less than the correlative amount for such month:

Month	Liquidity Amount
March 31, 2001	$2,300,000
April 30, 2001	2,300,000
May 31, 2001	5,000,000
June 30, 2001	6,300,000
July 31, 2001	6,100,000
August 31, 2001	5,900,000
September 30, 2001	5,700,000
October 31, 2001	5,000,000
November 30, 2001	4,300,000
December 31, 2001	3,600,000
January 31, 2002	3,200,000
February 28, 2002	2,800,000
March 31, 2002	2,500,000
April 30, 2002 and thereafter	2,500,000

    2.4 SCHEDULES. Schedule 4.05 of the Credit Agreement is hereby amended to read as set forth on Schedule 4.05 hereto.

SECTION 3. WAIVER AND CONSENT.

    3.1 Consent to DCA Disposition. Subject to the terms and conditions set forth herein, the Lenders hereby consent to (i) the DCA Disposition, provided that the DCA Disposition occurs by June 15, 2001 and results in the remaining Borrowers receiving cash proceeds of not less than $22,650,000 (before deduction of expenses and taxes), (ii) effective on the DCA Closing Date, the release of DCA as a Borrower under the Credit Agreement, (iii) effective on the DCA Closing Date, the release of Dental

Care Alliance of Florida, Inc., Dental Care Alliance of Georgia, Inc., Dental Care Alliance of Indiana, Inc., Dental Care Alliance of Michigan, Inc., Dental Care Alliance of Pennsylvania, Inc. and Dental One Associates, Inc. as Guarantors (each a "DCA Guarantor") under the Credit Agreement and (iv) the release of Liens in favor of the Lenders to the extent that such Liens encumber assets sold pursuant to the DCA Disposition, including, without limitation, Liens encumbering the capital stock of DCA and its subsidiaries, the promissory notes and the pledge and security agreements, including the stock underlying such pledge and security agreements, listed on Exhibit C hereto, the Management Agreements related to the DentalCo Dental Practices and the Assignment of Life Insurance on Steven Matzkin; provided that the cash proceeds of the DCA Disposition shall be delivered by the Purchaser to the Administrative Agent and applied as set forth in Section 2.09 of the Credit Agreement. Upon the Administrative Agent's receipt of the cash proceeds of the DCA Disposition, (i) DCA shall cease to be a Borrower, (ii) DCA and each DCA Guarantor shall cease to be a "Grantor" under the Security Agreement, (iii) each DCA Guarantor shall cease to be a "Guarantor" under the Credit Agreement and (iv) the stock of DCA and each DCA Guarantor shall no longer be considered "Pledged Stock" or "Collateral" under the Pledge Agreement.

    3.2 Waiver. Subject to the terms and conditions set forth herein, the Lenders hereby waive any Event of Default resulting solely from the occurrence of a Change of Control arising by virtue of Holdings no longer owning 100% of DCA.

    3.3 Consent to Dissolution of Dissolving Companies. Subject to the terms and conditions set forth herein, and notwithstanding the provisions of Section 6.02 and Section 7.05 of the Credit Agreement, the Lenders hereby consent to the dissolution of the Dissolving Companies; provided that (i) no Default or Event of Default shall have occurred and be continuing at the time of the dissolution of any of the Dissolving Companies or shall result of any such dissolution, (ii) each such dissolution results in the assets (if any) and liabilities (if any) of the Dissolving Company being assumed by such Dissolving Company's direct parent (i.e., Dental Service or Dental Management, as applicable) and (iii) simultaneously with each such dissolution, the Borrowers deliver to the Agents (x) an opinion of counsel with respect to such dissolution, each such opinion to be in form and substance satisfactory to the Agents and (y) an officer's certificate, from an officer of the direct parent of the applicable Dissolving Company, certifying that (1) the assets (if any) and liabilities (if any) of the Dissolving Company have been assumed by Dental Service or Dental Management, as the case may be and (2) the security interest of the Administrative Agent (for the ratable benefit of Lenders) in any assets of the Lenders is the subject of an effective financing statement in favor of the Administrative Agent. Upon delivery of evidence of the dissolution of each Dissolving Company in form and substance satisfactory to the Agents and upon satisfaction of the provisions of the foregoing sentence, such Dissolving Company shall cease to be a "Grantor" under the Security Agreement and a Guarantor under the Credit Agreement and the stock of such Dissolving Company shall no longer be considered "Pledged Stock" or "Collateral" under the Pledge Agreement. Notwithstanding the foregoing, the security interest of the Administrative Agent (for the ratable benefit of the Lenders) in any assets of the Dissolving Companies shall continue.

    3.4 Consent to Naismith Disposition. Subject to the terms and conditions set forth herein, the Lenders hereby consent to (i) the Naismith Disposition, provided that the Naismith Disposition occurs by June 30, 2001 and results in the Borrowers receiving total consideration of not less than $1,950,000 (consisting of cash proceeds of not less than $850,000 (before deduction of expenses and taxes), an 8% promissory note in an amount not to exceed $404,000 maturing no later than 2004, and forgiveness of Indebtedness of not less than $696,000, which Indebtedness is evidenced by a promissory note dated February 24, 1997) and (ii) the release of Liens in favor of the Lenders to the extent that such Liens encumber assets sold pursuant to the Naismith Disposition. Each note received in connection with the Naismith Disposition shall (a) be promptly delivered to the Administrative Agent pursuant to the Security Documents and (b) provide that Villanova shall make all payments, including interest and principal payments, directly to the Administrative Agent. The cash proceeds of the Naismith Disposition shall be delivered by Villanova to the Administrative Agent and applied as set forth in Section 2.09 of the Credit Agreement.

    3.5 Lenders' Acknowledgement. The Lenders acknowledge and agree that the consent set forth in this Section 3 is a consent to each Disposition, and such consent is not conditioned on both Dispositions being consummated or being consummated concurrently.

SECTION 4. LIMITATION OF CONSENT AND WAIVER. Without limiting the generality of the provisions of Section 11.08 of the Credit Agreement, the consent and waiver set forth in Section 3 shall be limited precisely as written and is provided solely with respect to (i) the Dispositions and the release of Liens on related Collateral as specified in Section 3, (ii) the Event of Default resulting from the DCA Disposition and (iii) the dissolution of the Dissolving Companies. Nothing in this Amendment shall be deemed to constitute (a) a consent to any sale or disposition of assets or release of Collateral other than the Dispositions and release of Liens on Collateral specified in Section 3, any dissolution of a Borrower or a Guarantor other than the dissolution of the Dissolving Companies as specified in Section 3 and a waiver of any Event of Default other than the Event of Default specified in Section 3, (b) a consent to or waiver of noncompliance with any other term, provision or condition of the Credit Agreement or any other instrument or agreement referred to therein or (c) the acquisition of assets from the Purchaser pursuant to Section 7.06 of the Purchase Agreement.

SECTION 5. CONDITIONS PRECEDENT. This Amendment shall become effective upon the execution and delivery of counterparts hereof by the Borrowers, the Guarantors, the Lenders and each of the Agents to the Administrative Agent and the fulfillment of the following conditions:

    5.1 The Administrative Agent shall have received evidence that Amendment Agreement No. 7 and Consent, dated as of May 31, 2001, to the 1999 Credit Agreement has been executed and delivered by each of the parties thereto concurrently with the execution and delivery of this Amendment.

    5.2 The Administrative Agent shall have received a certificate signed by a Financial Officer of each Borrower and Guarantor that (i) both before and after giving effect to the transactions contemplated herein all representations and warranties contained in this Amendment or otherwise made in writing to the Administrative Agent in connection herewith shall be true and correct in all material respects on and as of the date hereof (except insofar as such representations and warranties relate expressly to an earlier date) and (ii) after giving effect to the transactions contemplated herein, there exists no unwaived Default or Event of Default.

    5.3 The Administrative Agent shall have received certified copies of resolutions of the Board of Directors of each Borrower, approving and authorizing the execution, delivery, and performance of this Amendment, certified as of the date hereof by its corporate secretary or an assistant secretary as being in full force and effect without modification or amendment.

    5.4 With respect to the consent contained in Section 3.4, receipt by the Administrative Agent of (i) the cash proceeds of the Naismith Disposition and (ii) each note received by any Borrower or any Guarantor in connection with the Naismith Disposition, each in form and substance to the Administrative Agent, executed by Villanova, providing, among other things, that Villanova shall make all payments, including interest and principal payments, directly to the Administrative Agent.

    5.5 The Administrative Agent shall have received such other documents as the Lenders or their counsel shall reasonably deem necessary.

SECTION 6. CONFIRMATION OF LOAN DOCUMENTS. Each Loan Party, by its execution and delivery of this Amendment, irrevocably and unconditionally ratifies and confirms in favor of the Administrative Agent that it consents to the terms and conditions of the Credit Agreement as it has been amended by this Amendment and that notwithstanding this Amendment, each Loan Document to which such Loan Party is a party shall continue in full force and effect in accordance with its terms, as it has been amended on the date hereof, and is and shall continue to be applicable to all of the Obligations.

SECTION 7. MISCELLANEOUS.

    7.1 In order to induce the Lenders to enter into this Amendment, each Borrower and each Guarantor, by its execution of a counterpart of this Amendment, reaffirms and restates the representations and warranties set forth in Article IV of the Credit Agreement, as amended by this Amendment and after giving effect to the transactions contemplated herein, and all such representations and warranties shall be true and correct in all material respects on and as of the date hereof (except insofar as such representations and warranties relate expressly to an earlier date). To further induce the Lenders into this Amendment, each Borrower and each Guarantor, by its execution of a counterpart of this Amendment, represents and warrants (which representations and warranties shall survive the execution and delivery hereof) to the Administrative Agent that:

      (a) It has the corporate power and authority to execute, deliver and carry out the terms and provisions of this Amendment and the transactions contemplated hereby and has taken or caused to be taken all necessary corporate action to authorize the execution, delivery and performance of this Amendment and the transactions contemplated hereby;

      (b) No consent of any other person (including, without limitation, shareholders or creditors of any Borrower or any Guarantor), and no action of, or filing with any governmental or public body or authority is required to authorize, or is otherwise required in connection with the execution, delivery and performance of this Amendment;

      (c) This Amendment has been duly executed and delivered on behalf of each Borrower and each Guarantor by a duly authorized officer, and constitutes a legal, valid and binding obligation of each Borrower and each Guarantor enforceable in accordance with its terms, subject to bankruptcy, reorganization, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally and the exercise of judicial discretion in accordance with general principles of equity; and

      (d) The execution, delivery and performance of this Amendment will not violate any law, statute or regulation, or any order or decree of any court or governmental instrumentality, or conflict with, or result in the breach of, or constitute a default under any contractual obligation of any Borrower or any Guarantor.

    7.2 Except, as herein expressly amended, the Credit Agreement is ratified and confirmed in all respects and shall remain in full force and effect in accordance with its terms, including, without limitation, the provisions set forth in Section 11.04 of the Credit Agreement.

    7.3 All references to the Credit Agreement contained in the Credit Agreement and the other Loan Documents and the other documents and instruments delivered pursuant to or in connection therewith shall mean the Credit Agreement, as amended hereby and as may in the future be amended, restated, supplemented or modified from time to time.

    7.4 This Amendment may be executed by the parties hereto individually or in combination, in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement.

    7.5 Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

    7.6 THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CHOICE OR CONFLICT OF LAW PRINCIPLES THEREOF.

    7.7 The parties hereto shall, at any time and from time to time following the execution of this Amendment, execute and deliver all such further instruments and take all such further actions as may be reasonably necessary or appropriate in order to carry out the provisions of this Amendment.

    IN WITNESS WHEREOF, the Borrowers, Guarantors, the Administrative Agent, the Syndication Agent and the Required Lenders have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

GENTLE DENTAL SERVICE CORPORATION, as a Borrower By: /s/ MICHAEL T. FIORE Name: Michael T. Fiore Title: President
GENTLE DENTAL MANAGEMENT, INC., as a Borrower By: /s/ MICHAEL T. FIORE Name: Michael T. Fiore Title: President
DENTAL CARE ALLIANCE, INC., as a Borrower By: /s/ STEVEN R. MATZKIN Name: Steven R. Matzkin Title: President
GMS DENTAL GROUP MANAGEMENT OF HAWAII, INC., as a Guarantor By: /s/ MICHAEL T. FIORE Name: Michael T. Fiore Title: President

GENTLE DENTAL OF IRVINE, as a Guarantor By: /s/ MICHAEL T. FIORE Name: Michael T. Fiore Title: President
GDSC OF PIEDMONT, INC., as a Guarantor By: /s/ MICHAEL T. FIORE Name: Michael T. Fiore Title: President
GENTLE DENTAL LEGACY, INC., as a Guarantor By: /s/ MICHAEL T. FIORE Name: Michael T. Fiore Title: President
DENTAL CARE ALLIANCE OF FLORIDA, INC., as a Guarantor By: /s/ STEVEN R. MATZKIN Name: Steven R. Matzkin Title: President

DENTAL CARE ALLIANCE OF MICHIGAN, Inc., as a Guarantor By: /s/ STEVEN R. MATZKIN Name: Steven R. Matzkin Title: President
DENTAL CARE ALLIANCE OF GEORGIA, Inc., as a Guarantor By: /s/ STEVEN R. MATZKIN Name: Steven R. Matzkin Title: President
DENTAL CARE ALLIANCE OF INDIANA, INC., as a Guarantor By: /s/ STEVEN R. MATZKIN Name: Steven R. Matzkin Title: President
DENTAL ONE ASSOCIATES, INC., as a Guarantor By: /s/ STEVEN R. MATZKIN Name: Steven R. Matzkin Title: President
DENTAL CARE ALLIANCE OF PENNSYLVANIA, Inc., as a Guarantor By: /s/ STEVEN R. MATZKIN Name: Steven R. Matzkin Title: President
DENTALCO MANAGEMENT SERVICES OF MARYLAND, INC., as a Guarantor By: /s/ MICHAEL T. FIORE Name: Michael T. Fiore Title: President
THE DENTAL CENTER, INC., as a Guarantor By: /s/ MICHAEL T. FIORE Name: Michael T. Fiore Title: President
Solely as to Sections 5 and 6:	INTERDENT, INC., as a Guarantor By: /s/ MICHAEL T. FIORE Name: Michael T. Fiore Title: President

Lenders:	UNION BANK OF CALIFORNIA, N.A., as Administrative Agent By: /s/ NANCY A. PERKINS Name: Nancy A. Perkins Title: Vice President
THE CHASE MANHATTAN BANK, as Syndication Agent and as a Lender By: /s/ ERIC GROBERG Name: Eric Groberg Title: Vice President
FIRST NATIONAL BANK, as a Lender By: /s/ DANIEL T. GRENCY Name: Daniel T. Grency Title: CEO
SOVEREIGN BANK, as a Lender By: /s/ ROLAND D. LAMOTHE Name: Roland D. Lamothe Title: Vice President

    Exhibit A

Transferred Dental Practices
(DCA Dental Practices)

(See Attached)

    Exhibit B

Transferred Dental Practices
(DentalCo Dental Practices)

Mid-Atlantic Dental Associates, P.A. (Maryland practices)
Baltimore-East Point
Belair Beltway
Tollgate
Columbia
Forestville
Frederick
Pikesville
Plumtree

Ned Greenberg D.D.S. and Associates, P.C. (Virginia practices)
Fredericksburg
Manassas
Woodbridge

The Dental Center, P.C. (Indiana practices)
South Bend
Granger
Plymouth

Satellite Offices
LaPorte, Indiana
Warsaw, Indiana
Niles, Michigan (Douglas H. Barton, D.D.S. & Associates, P.C.)

    Exhibit C

Management Notes

    1.  The Promissory Note dated June 15, 2000 between Gentle Dental Service Corporation and Steven R. Matzkin in the principal amount of $5,000,000 (the "Matzkin Note"). That certain Pledge and Security Agreement referenced in the Matzkin Note. 830,237 shares of InterDent, Inc. common stock held as collateral under the Pledge and Security Agreement referenced in the Matzkin Note.

    2.  The Promissory Note dated June 19, 2000 between Gentle Dental Service Corporation and Mitchell B. Olan (the "Olan Note"). The Pledge and Security Agreement referenced in the Olan Note. 115,000 shares of InterDent, Inc. common stock held as collateral under the Pledge and Security Agreement referenced in the Olan Note.

    3.  The Promissory Note dated on or about June 20, 2000 between Gentle Dental Service Corporation and Dennis A. Corona (the "Corona Note"). The Pledge and Security Agreement referenced in the Corona Note. 100,000 shares of InterDent, Inc. common stock held as collateral under the Pledge and Security Agreement referenced in the Corona Note.

    4.  The Promissory Note dated June 19, 2000 between Gentle Dental Service Corporation and David P. Nichols (the "Nichols Note"). The Pledge and Security Agreement referenced in the Nichols Note. 43,000 shares of InterDent, Inc. common stock held as collateral under the Pledge and Security Agreement referenced in the Nichols Note.

    Schedule 4.05

Material Adverse Change

DCA Disposition (as that term is defined in Amendment Agreement No. 4 and Consent)

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AMENDMENT AGREEMENT NO. 4 AND CONSENT